Exhibit 99.2

Supplemental Operating and Financial Data

for the Quarter ended December 31, 2003

TRIZEC

www.trz.com

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company and all of the public filings of the Company with the Securities and Exchange Commission. Any offers to sell or solicitations of the Company shall be made by means of a prospectus.

Fourth Quarter 2003

Trizec Properties, Inc., a real estate investment trust (REIT) headquartered in Chicago, is one of North America’s largest owners and operators of commercial office properties. The Company has ownership interests in and manages a high-quality portfolio of 64 office properties totaling approximately 43 million square feet concentrated in the metropolitan areas of seven major U.S. cities. The Company trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s web site at ww.trz.com.

Table of Contents

Page

Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Balance Sheet Information	4
Same-Property Performance	5
Unconsolidated Real Estate Joint Venture Information	6-7
Office Portfolio Analysis	8-13
Property Listing	14-15
Mortgage Debt and Other Loans	16-17
2003 Acquisition/Disposition Summary	18
Appendix:
A) Straight Line Adjustment Summary	19
B) Financial Information	20

This report contains forward-looking statements relating to our business and financial outlook, which are based on our current expectations, estimates, forecasts and projections. These statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from those expressed in these forward-looking statements. You should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any such statement to reflect new information, the occurrence of future events or circumstances or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Such factors include those set forth in more detail in the Risk Factors section in our Form 10-K for the year ended December 31, 2002, elsewhere in our Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 and in our Post-Effective Amendment No. 1 to Form S-11 on Form S-3 (Registration No. 333-84878) filed with the U.S. Securities and Exchange Commission.

Investor Information
Fourth Quarter 2003

Corporate Office:
Trizec Properties, Inc.	Tel:	(312) 798-6000
233 South Wacker Drive,	Fax:	(312) 798-6270
Suite 4600	Toll Free:	(800) 891-7017
Chicago, IL 60606	Web site:	www.trz.com
	E-mail:	investor.relations@trz.com

Selected Corporate Officers:
Peter Munk	Chairman
Timothy Callahan	President and Chief Executive Officer
Mike Colleran	Chief Financial Officer
Casey Wold	Chief Operating Officer

Research Coverage:
Banc of America Securities	Lee Schalop / Dan Oppenheim	(212) 847-5677/5733
Goldman Sachs	Carey Callaghan	(212) 902-4351
Green Street Advisors	Jim Sullivan	(949) 640-8780
Lehman Brothers	David Shulman / Alexander Goldfarb	(212) 526-3413/5232
Merrill Lynch	Steve Sakwa / John Stewart	(212) 449-0335/1920
Morgan Stanley Dean Witter	Greg Whyte	(212) 761-6331
Wachovia Securities	Christopher Haley / Greg Korondi	(443) 263-6773/6579
Canaccord Capital	Shant Poladian	(416) 869-6595
CIBC World Markets	Rossa O’Reilly / Nelson Mah	(416) 594-7296/8179
Griffiths McBurney	Anoop Prihar	(416) 943-6127
National Bank Financial	Michael Smith / Jimmy Shan	(416) 869-8022/8025
Raymond James	Harry Rannala / Gail Mifsud	(416) 777-7042/7084
RBC Capital Markets	Neil Downey	(416) 842-7835
TD Newcrest	Sam Damiani / Brad Cutsey	(416) 983-9640/4767

Stock Exchange Listing:	NYSE

Trading Symbol:	TRZ

Index Listings:	Morgan Stanley REIT Index
Wilshire REIT Index
Russell 1000 Index

Dividend per share:

	Amount	Declared	Record	Paid

Q1-03:	$0.20	18-Mar	31-Mar	15-Apr
Q2-03:	$0.20	17-Jun	30-Jun	15-Jul
Q3-03:	$0.20	16-Sep	30-Sep	15-Oct
Q4-03:	$0.20	10-Dec	31-Dec	15-Jan

Shares outstanding:	151,040,480

Total Market Cap ($ mil.):	$5,193

Share Activity (NYSE):
Source: Bloomberg

					12 Months
					Ended
	Q1-03	Q2-03	Q3-03	Q4-03	12/31/2003

Share Prices:
High	10.05	11.64	12.50	15.97	15.97
Low	8.11	8.58	11.04	12.25	8.11
Close	8.50	11.37	12.26	15.40	15.40
Avg. Daily Vol. (000’s):	195	276	211	260	236

Investor Relations:	Dennis C. Fabro
Senior Vice President, Investor Relations
233 South Wacker Drive, Suite 4600
Chicago, IL 60606
Tel: (312) 798-6290 Fax: (312) 798-6270
E-mail: dennis.fabro@trz.com

Trustee:	Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
Toll Free: (800) 852-0037
e-mail: shrrelations@melloninvestor.com

Financial Highlights
($ 000’s, except per share amounts)

		Three Months Ended

		31-Dec-03	31-Dec-02	% Change

Total Revenues		$214,947	$223,074	-4%
Operating Expenses		88,262	88,856	-1%
Property Taxes		22,228	22,356	-1%

Property Expenses		$110,490	$111,212	-1%

Consolidated Property Revenues Less Property Expenses		$104,457	$111,862	-7%
Property Revenues Less Property Expenses from Unconsolidated Joint Ventures (Pro rata)		14,951	11,597	29%
Property Revenues Less Property Expenses from Discontinued Operations		5,848	10,921	-46%

Total Property Revenues Less Property Expenses		$125,256	$134,380	-7%

Net Income/(Loss) Available to Common Stockholders		$70,956	$(16,493)	NA

Net Income/(Loss) Available To Common Stockholders per share	Basic	$0.47	$(0.11)	NA

	Diluted	$0.47	$(0.11)	NA

Per NAREIT:
Funds from Operations Available to Common Stockholders (FFO)[1,2]		$96,962	$27,177	258%

FFO per share	Basic	$0.64	$0.18	256%

	Diluted	$0.64	$0.18	256%

Per Prior Calculation:
Funds from Operations Available to Common Stockholders (FFO)[1,2]		$63,777	$68,715	-7%

FFO per share	Basic	$0.42	$0.46	-8%

	Diluted	$0.42	$0.46	-8%

Weighted Average Common Shares Outstanding:
Basic		150,512,323	149,677,974

Diluted	FFO - NAREIT	151,519,320	149,716,395

	FFO - Prior Calculation	151,519,320	149,716,395

	Net Income	151,519,320	149,677,974

[Additional columns below]

[Continued from above table, first column repeated]

		Twelve Months Ended

		31-Dec-03	31-Dec-02	% Change

Total Revenues		$848,181	$873,148	-3%
Operating Expenses		311,243	305,621	2%
Property Taxes		95,360	93,632	2%

Property Expenses		$406,603	$399,253	2%

Consolidated Property Revenues Less Property Expenses		$441,578	$473,895	-7%
Property Revenues Less Property Expenses from Unconsolidated Joint Ventures (Pro rata)		57,655	51,616	12%
Property Revenues Less Property Expenses from Discontinued Operations		34,102	47,377	-28%

Total Property Revenues Less Property Expenses		$533,335	$572,888	-7%

Net Income/(Loss) Available to Common Stockholders		$198,527	$(188,783)	NA

Net Income/(Loss) Available To Common Stockholders per share	Basic	$1.32	$(1.26)	NA

	Diluted	$1.32	$(1.26)	NA

Per NAREIT:
Funds from Operations Available to Common Stockholders (FFO)[1,2]		$334,447	$(16,098)	NA

FFO per share	Basic	$2.23	$(0.11)	NA

	Diluted	$2.22	$(0.11)	NA

Per Prior Calculation:
Funds from Operations Available to Common Stockholders (FFO)[1,2]		$283,190	$307,557	-8%

FFO per share	Basic	$1.89	$2.06	-8%

	Diluted	$1.88	$2.05	-8%

Weighted Average Common Shares Outstanding:
Basic		150,005,663	149,477,187

Diluted	FFO - NAREIT	150,453,281	149,477,187

	FFO - Prior Calculation	150,453,281	149,839,474

	Net Income	150,453,281	149,477,187

(1)	FFO is a non-GAAP financial measure. See Appendix B for a reconciliation of FFO and FFO per share to net income available to common stockholders and net income available to common stockholders per share, the most directly comparable GAAP measures.

(2)	Effective fourth quarter 2003, the Company adopted the NAREIT definition of FFO and has revised its current and historical calculation of FFO in accordance with NAREIT’s definition. Please see Appendix B for a reconciliation of FFO and FFO per share as calculated in accordance with NAREIT’s definition to FFO and FFO per share using the Company’s prior calculation.

Segmented Financial Information
(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

($ 000’s)

	Three Months Ended

	Atlanta	Chicago	Dallas	Houston	Los Angeles

December 31, 2003
Property revenues	$21,740	17,765	23,451	30,099	16,408
Property expenses	(8,746)	(8,839)	(13,886)	(14,612)	(8,116)

Property revenues less property expenses	$12,994	8,926	9,565	15,487	8,292

December 31, 2002
Property revenues	$22,145	17,859	24,912	31,487	16,812
Property expenses	(9,615)	(7,488)	(14,304)	(14,539)	(8,255)

Property revenues less property expenses	$12,530	10,371	10,608	16,948	8,557

[Additional columns below]

[Continued from above table, first column repeated]

	Three Months Ended

			Secondary	Total
	New York	Washington, D.C.	Markets	Office	Retail	Total

December 31, 2003
Property revenues	50,493	28,858	42,091	230,905	22,202	$253,107
Property expenses	(21,461)	(11,915)	(25,416)	(112,991)	(14,860)	(127,851)

Property revenues less property expenses	29,032	16,943	16,675	117,914	7,342	$125,256

December 31, 2002
Property revenues	49,327	30,967	53,602	247,111	23,350	$270,461
Property expenses	(21,190)	(12,530)	(30,837)	(118,758)	(17,323)	(136,081)

Property revenues less property expenses	28,137	18,437	22,765	128,353	6,027	$134,380

	Twelve Months Ended

	Atlanta	Chicago	Dallas	Houston	Los Angeles

December 31, 2003
Property revenues	$87,474	70,264	90,303	121,350	65,012
Property expenses	(36,048)	(33,676)	(51,881)	(54,618)	(29,625)

Property revenues less property expenses	$51,426	36,588	38,422	66,732	35,387

December 31, 2002
Property revenues	$84,836	68,641	98,896	121,617	58,490
Property expenses	(33,942)	(30,749)	(54,870)	(54,399)	(25,779)

Property revenues less property expenses	$50,894	37,892	44,026	67,218	32,711

[Additional columns below]

[Continued from above table, first column repeated]

	Twelve Months Ended

			Secondary	Total
	New York	Washington, D.C.	Markets	Office	Retail	Total

December 31, 2003
Property revenues	202,274	115,353	194,437	946,467	80,073	$1,026,540
Property expenses	(86,815)	(45,964)	(96,006)	(434,633)	(58,572)	(493,205)

Property revenues less property expenses	115,459	69,389	98,431	511,834	21,501	$533,335

December 31, 2002
Property revenues	195,986	126,972	213,039	968,477	102,798	$1,071,275
Property expenses	(79,933)	(48,420)	(104,618)	(432,710)	(65,677)	(498,387)

Property revenues less property expenses	116,053	78,552	108,421	535,767	37,121	$572,888

Balance Sheet Information

Fourth Quarter 2003

Real Estate

($ 000’s — As of December 31, 2003)

	Office	Retail	Total

Incl. pro rata share of unconsolidated real estate joint ventures
Rental properties	$5,144,473	203,884	$5,348,357
Properties held for development	72,586	7,954	80,540
Accumulated depreciation	(696,448)	(10,868)	(707,316)

Total real estate	$4,520,611	200,970	$4,721,581

Held for the long term	$4,488,440	200,970	$4,689,410
Held for disposition	32,171	—	32,171

Total real estate	$4,520,611	200,970	$4,721,581

Excl. pro rata share of unconsolidated real estate joint ventures
Rental properties	$4,703,771	203,884	$4,907,655
Properties held for development	38,170	7,954	46,124
Accumulated depreciation	(631,759)	(10,868)	(642,627)

Total real estate	$4,110,182	200,970	$4,311,152

Held for the long term	$4,078,011	200,970	$4,278,981
Held for disposition	32,171	—	32,171

Total real estate	$4,110,182	200,970	$4,311,152

Net Book Value

Rental Properties[1]
Held for the long term	$4,621,829
Held for disposition
151 Front St.	19,212

$19,212

Total Rental Properties	$4,641,041

Properties Held for Development[1]
Held for the long term
Waterview	$34,416
Other	33,165

$67,581
Held for disposition
151 Front St. (Skywalk)	$12,959

$12,959

Total Properties Held for Development	$80,540

Other Assets and Investments2

($ 000’s — As of December 31, 2003)

Cash and cash equivalents	$129,299
Escrows and restricted cash	72,862
Investment in unconsolidated real estate joint ventures	231,185
Office tenant receivables, net	9,887
Other receivables, net	18,687
Deferred rent receivables, net	148,847
Deferred charges, net	121,842
Prepaid expenses and other assets	120,805

Total Other Assets and Investments	$853,414

Other Liabilities2

($ 000’s — As of December 31, 2003)

Trade, construction and tenant improvements payables	$55,143
Accrued interest expense	9,092
Accrued operating expenses and property taxes	95,961
Other accrued liabilities	87,519
Dividends payable	31,567
Taxes payable	42,352

Total Other Liabilities	$321,634

(1)	Includes Trizec’s pro rata share of unconsolidated real estate joint venture assets

(2)	Excludes Trizec’s pro rata share of unconsolidated real estate joint venture assets

Same-Property Performance

Fourth Quarter 2003

Same-Property Revenues Less Expenses1

($ 000’s)

	Three Months Ended				Twelve Months Ended
	31-Dec				31-Dec

			Change				Change

	2003	2002	$	%	2003	2002	$	%

Including impact of straight-line rent
Property revenues excl. termination fees	$209,057	214,820	(5,763)	-2.7%	$837,789	855,488	(17,699)	-2.1%
Property expenses	(104,172)	(104,330)	158	-0.2%	(392,104)	(387,589)	(4,515)	1.2%

Property revenues excl. termination fees less property expenses	$104,885	110,490	(5,605)	-5.1%	445,685	467,899	(22,214)	-4.7%

Excluding impact of straight-line rent
Property revenues excl. termination fees and impact of straight-line rent	$203,238	207,736	(4,498)	-2.2%	$813,269	829,000	(15,731)	-1.9%
Property expenses	(103,476)	(103,756)	280	-0.3%	(389,871)	(385,785)	(4,086)	1.1%

Property revenues excl. termination fees and impact of straight-line rent less property expenses	$99,762	103,980	(4,218)	-4.1%	423,398	443,215	(19,817)	-4.5%

Same-Property Occupancy1

	31-Dec

	2003	2002	Change

Period End	86.6%	89.4%	-2.8%
Average - Quarter	85.9%	88.4%	-2.5%
- YTD	86.5%	89.6%	-3.1%

No. of properties represented: 62

(1)	Including Trizec’s pro rata share of unconsolidated real estate joint ventures.

Fourth Quarter 2003

Unconsolidated Real Estate Joint Venture Financial Information

Unconsolidated Real Estate Joint Venture Assets

(As of December 31, 2003)

	Property	Location	Ownership	Occupancy(1)	Total Area	Owned Area

1.	Bank One Center	Dallas, TX	50%	80.2%	1,531,000	765,000
2.	Kellogg Brown & Root Tower	Houston, TX	50%	88.1%	1,048,000	524,000
3.	Marina Towers	Los Angeles, CA	50%	71.1%	381,000	191,000
4.	The Grace Building	New York, NY	50%	99.3%	1,518,000	758,000
5.	1411 Broadway	New York, NY	50%	99.1%	1,151,000	574,000
6.	1460 Broadway	New York, NY	50%	100.0%	215,000	107,000
7.	Waterview Land	Arlington, VA	80%	na	na	na

				90.4%	5,844,000	2,919,000
(1)	Based on owned area

Statement of Operations

($ 000’s)

	Three Months Ended December 31, 2003		Twelve Months Ended December 31, 2003

	100%	TRZ(2)	100%	TRZ(2)

Property Revenues	$50,013	$26,797	$206,905	$111,887
Expenses
Property Expenses	$21,681	$11,846	$95,240	$54,232
Depreciation and Amortization	8,158	4,543	29,295	17,222

Total Expenses	$29,839	$16,389	$124,535	$71,454

Interest Expense	(8,828)	(5,111)	(36,876)	(20,399)
Interest and other Income	126	65	602	321
Gain on early debt retirement(3)	—	—	4,125	2,750
Gain on disposition of real estate(3)	—	—	611	231

Net Income	$11,472	$5,362	$50,832	$23,336

Property Revenues Less Property Expenses	$28,332	$14,951	$111,665	$57,655

(2)	Represents Trizec’s pro rata share of unconsolidated real estate joint ventures

(3)	Due to sale of New Center One.

Fourth Quarter 2003	Unconsolidated Real Estate Joint Venture Financial Information

Balance Sheets

($ 000’s — As of December 31, 2003)

	100%	TRZ[1]

Assets
Real estate, net	$618,985	$410,429
Other assets
Cash & restricted cash	49,146	24,799
Deferred rent receivables, net	49,583	24,752
Deferred charges, net	30,748	17,446
Other	19,588	10,144

Total Assets	$768,050	$487,570

Liabilities
Mortgage debt	$452,610	$232,712
Other liabilities
Accrued operating expenses and property taxes	15,310	9,490
Trade, construction and TI payables	16,133	8,931
Other accrued liabilities	10,736	5,156
Other	189	96
Partners’ equity	273,072	231,185

Total Liabilities and Equity	$768,050	$487,570

(1)	Represents Trizec’s pro rata share of unconsolidated real estate joint ventures

Mortgage and Other Debt Maturities

($ 000’s — As of December 31, 2003)

	Amount	Rate

2004	$103,755	5.46%
2005	114,085	6.98%
2006	270	7.92%
2007	14,602	7.92%
2008	—	—
Beyond	—	—

Total	$232,712	6.36%

Fourth Quarter 2003	Office Portfolio Analysis (Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

		Geographic Distribution				Occupancy[1]		Gross Rent

	No. of	Total Area		Owned Area		Period	Qtr
(As of December 31, 2003)	Properties	000’s sq. ft.	%	000’s sq. ft.	%	End	Average	In-Place[2]	Market[3]

Core Markets
Atlanta	7	4,616	11%	4,616	12%	85.8%	84.2%	$20.40	$17.80
Chicago	4	2,434	6%	2,434	6%	95.1%	95.1%	26.60	27.70
Dallas	5	5,991	14%	5,225	13%	80.7%	79.4%	19.50	16.70
Houston	6	6,580	15%	6,056	15%	84.9%	84.4%	19.20	18.80
Los Angeles Area	4	2,452	6%	2,262	6%	84.8%	85.0%	26.90	27.80
New York Area	7	7,913	19%	6,462	16%	97.3%	97.5%	30.80	36.80
Washington D.C. Area	18	4,436	10%	4,436	11%	87.1%	85.7%	26.00	24.30

Total Core Markets	51	34,422	81%	31,491	80%	88.0%	87.3%	$24.10	$24.10

Secondary Markets
Charlotte	2	1,368	3%	1,368	3%	98.2%	98.2%	$19.40	$20.60
Minneapolis	1	813	2%	813	2%	60.1%	60.4%	14.20	13.60
Pittsburgh	1	1,468	4%	1,468	4%	79.1%	79.4%	18.70	17.10
St. Louis	2	1,378	3%	1,378	3%	85.0%	83.9%	20.70	17.80
Other	7	3,038	7%	3,038	8%	77.9%	76.9%	18.50	16.60

Total Secondary Markets	13	8,065	19%	8,065	20%	81.0%	80.5%	$18.90	$17.30

Total Office Properties	64	42,487	100%	39,556	100%	86.6%	85.9%	$23.10	$22.70

(1)	Occupancy weighted on owned area.

(2)	Based on Trizec’s owned / occupied area. Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(3)	Based on Trizec’s owned area. Reflects management’s estimate of current market rent for similar quality space.

Fourth Quarter 2003	Office Portfolio Analysis (Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Office Portfolio Leasing Activity

	3-Months Ended		12-Months Ended
	31-Dec-03		31-Dec-03

	Owned Area	Total Area	Owned Area	Total Area

New Leases	1,149,230	1,182,578	3,195,858	3,518,797
Renewals	682,517	687,371	2,982,138	3,350,110
Expiries	(1,506,090)	(1,592,185)	(7,263,853)	(8,052,686)

Net	325,657	277,764	(1,085,857)	(1,183,779)

Weighted-Avg. Term on new/renewal leasing (Yrs.)	5.8	5.8	5.9	6.4

Avg. Rental Rate on new/renewal leasing[1]	$19.17	$19.33	$20.02	$20.75
Avg. Rental Rate on expiring leases[1]	21.90	22.13	20.62	20.64

Rental Rate Change on leasing[1]	($2.73)	($2.80)	($0.60)	$0.11

	-12.5%	-12.7%	-2.9%	0.5%

(1)	Excludes straight-line rent.

	3-Months Ended			12-Months Ended
	31-Dec-03			31-Dec-03

	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total

Capital Expenditures[3]:
Recurring	$5,348	$187	$5,535	$11,995	$1,258	$13,253
Non-Recurring	4,149	60	4,209	7,102	1,235	8,337

Total	$9,497	$247	$9,744	$19,097	$2,493	$21,590

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.14	$0.00	$0.14	$0.30	$0.03	$0.33
Non-Recurring	0.11	0.00	0.11	0.18	0.03	0.21

Total	$0.25	$0.00	$0.25	$0.48	$0.06	$0.54

Tenant Installation Costs[2,3]:
Non-incremental revenue generating	$26,273	$443	$26,716	$70,745	$10,172	$80,917
Incremental revenue generating
Space vacant > 12 months	3,898	138	4,036	10,541	160	10,701
Acquisitions and Developments	—	—	—	—	—	—

Total	$30,171	$581	$30,752	$81,286	$10,332	$91,618

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$16.79	$12.31	$16.41	$14.62	$14.98	$14.66
Incremental revenue generating	19.69	27.60	19.88	16.24	16.00	16.24

Total	$17.11	$14.17	$17.05	$14.81	$15.00	$14.83

(2)	Based on owned area and office leasing activity at Trizec’s share.

(3)	Retail Capital Expenditures and Tenant Installation Costs for the quarter ended December 31, 2003 totaled $0.5 million

Fourth Quarter 2003	Office Portfolio Analysis (Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Scheduled Annual Expirations1

(As of December 31, 2003)

		2004	2005	2006	2007	2008	2009	2010	2011	2012	2013

Core Markets
Atlanta	sq. ft. 000’s	564	542	606	574	525	145	176	414	216	29
	% of owned area	12.2%	11.7%	13.1%	12.4%	11.4%	3.1%	3.8%	9.0%	4.7%	0.6%
	Rate per sq. ft	$19.72	$19.66	$22.04	$21.59	$19.49	$21.67	$22.07	$30.41	$33.05	$28.21
Chicago	sq. ft. 000’s	240	110	339	196	156	49	422	490	119	44
	% of owned area	9.9%	4.5%	13.9%	8.1%	6.4%	2.0%	17.4%	20.2%	4.9%	1.8%
	Rate per sq. ft	24.08	27.65	22.49	26.36	24.65	26.39	34.47	34.01	33.21	33.28
Dallas	sq. ft. 000’s	405	433	333	932	246	244	415	149	138	604
	% of owned area	7.7%	8.3%	6.4%	17.8%	4.7%	4.7%	7.9%	2.8%	2.6%	11.6%
	Rate per sq. ft	17.72	20.69	20.13	19.18	21.35	22.03	25.01	23.66	20.70	19.80
Houston	sq. ft. 000’s	923	273	314	396	722	180	832	407	340	258
	% of owned area	15.2%	4.5%	5.2%	6.5%	11.9%	3.0%	13.7%	6.7%	5.6%	4.3%
	Rate per sq. ft	19.07	20.98	21.33	23.69	22.15	23.32	18.87	22.85	26.90	15.35
Los Angeles Area	sq. ft. 000’s	254	206	194	153	127	54	31	170	232	58
	% of owned area	11.2%	9.1%	8.6%	6.8%	5.6%	2.4%	1.4%	7.5%	10.2%	2.5%
	Rate per sq. ft	26.30	26.22	27.95	27.47	32.16	30.36	30.75	23.64	30.31	38.68
New York Area	sq. ft. 000’s	988	443	229	179	358	617	704	153	200	277
	% of owned area	15.3%	6.9%	3.5%	2.8%	5.5%	9.6%	10.9%	2.4%	3.1%	4.3%
	Rate per sq. ft	30.55	33.86	39.35	32.88	34.64	36.31	32.29	51.04	46.52	42.35
Washington D.C. Area	sq. ft. 000’s	382	665	263	709	556	357	376	109	173	120
	% of owned area	8.6%	15.0%	5.9%	16.0%	12.5%	8.1%	8.5%	2.5%	3.9%	2.7%
	Rate per sq. ft	24.99	24.42	32.64	31.07	32.20	28.69	21.50	41.79	25.13	39.68

Total Core Markets	sq. ft. 000’s	3,755	2,672	2,278	3,140	2,689	1,647	2,956	1,892	1,418	1,391
	% of owned area	11.9%	8.5%	7.2%	10.0%	8.5%	5.2%	9.4%	6.0%	4.5%	4.4%
	Rate per sq. ft	$23.45	$24.34	$25.20	$24.51	$25.91	$29.34	$25.81	$30.90	$30.88	$26.57

Secondary Markets
Charlotte	sq. ft. 000’s	20	260	198	48	89	505	11	12	0	64
	% of owned area	1.5%	19.0%	14.5%	3.5%	6.5%	36.9%	0.8%	0.9%	0.0%	4.6%
	Rate per sq. ft	$27.32	$24.96	$23.83	$15.59	$23.72	$13.99	$24.10	$30.34	$—	$31.07
Minneapolis	sq. ft. 000’s	140	7	50	48	158	3	1	2	0	2
	% of owned area	17.2%	0.9%	6.1%	6.0%	19.4%	0.3%	0.1%	0.3%	0.0%	0.2%
	Rate per sq. ft	16.84	18.77	19.45	10.30	12.75	20.82	19.71	4.19	—	27.71
Pittsburgh	sq. ft. 000’s	156	101	121	127	140	239	53	121	8	40
	% of owned area	10.6%	6.9%	8.2%	8.7%	9.5%	16.3%	3.6%	8.2%	0.5%	2.7%
	Rate per sq. ft	19.39	19.18	20.58	20.70	17.82	17.78	21.81	18.27	18.68	18.91
St. Louis	sq. ft. 000’s	77	238	56	234	161	15	151	60	0	14
	% of owned area	5.6%	17.3%	4.0%	17.0%	11.7%	1.1%	11.0%	4.4%	0.0%	1.0%
	Rate per sq. ft	20.97	17.89	17.35	27.94	22.12	21.66	23.68	24.46	—	15.73
Other	sq. ft. 000’s	416	397	313	532	392	152	27	0	37	48
	% of owned area	13.7%	13.1%	10.3%	17.5%	12.9%	5.0%	0.9%	0.0%	1.2%	1.6%
	Rate per sq. ft	17.90	17.39	18.94	20.35	21.17	19.42	19.57	—	16.22	15.20

Total Secondary Markets	sq. ft. 000’s	809	1,003	738	991	939	913	243	196	45	167
	% of owned area	10.0%	12.4%	9.1%	12.3%	11.6%	11.3%	3.0%	2.4%	0.6%	2.1%
	Rate per sq. ft	$18.53	$19.66	$20.44	$21.46	$19.66	$16.03	$22.83	$20.77	$16.64	$22.32

Total-Owned Area	sq. ft. 000’s	4,564	3,675	3,015	4,130	3,627	2,560	3,199	2,088	1,463	1,558
	% of owned area	11.5%	9.3%	7.6%	10.4%	9.2%	6.5%	8.1%	5.3%	3.7%	3.9%
	Rate per sq. ft	$22.58	$23.06	$24.03	$23.78	$24.30	$24.59	$25.58	$29.95	$30.44	$26.11

Total Area	sq. ft. 000’s	4,847	3,820	3,141	4,269	3,767	2,743	3,515	2,206	1,740	1,801
	% of total area	11.4%	9.0%	7.4%	10.0%	8.9%	6.5%	8.3%	5.2%	4.1%	4.2%
	Rate per sq. ft	$23.05	$23.67	$24.59	$23.88	$25.02	$25.43	$26.58	$30.11	$31.97	$28.59

(1)	Expiring rental rates represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

Office Portfolio Analysis (Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)
Fourth Quarter 2003

Scheduled Quarterly Expirations1

(As of December 31, 2003)

		Q1-04	Q2-04	Q3-04	Q4-04	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005

Core Markets
Atlanta	sq. ft. 000’s	171	94	89	211	564	155	182	90	115	542
	% of owned area	3.7%	2.0%	1.9%	4.6%	12.2%	3.4%	3.9%	1.9%	2.5%	11.7%
	Rate per sq. ft	$18.01	$19.78	$20.71	$20.65	$19.72	$20.84	$20.60	$16.87	$18.77	$19.66
Chicago	sq. ft. 000’s	22	126	30	62	240	18	44	42	7	110
	% of owned area	0.9%	5.2%	1.2%	2.5%	9.9%	0.7%	1.8%	1.7%	0.3%	4.5%
	Rate per sq. ft	20.67	22.83	30.27	24.95	24.08	24.55	29.70	25.71	34.46	27.65
Dallas	sq. ft. 000’s	232	37	66	70	405	98	160	45	130	433
	% of owned area	4.4%	0.7%	1.3%	1.3%	7.7%	1.9%	3.1%	0.9%	2.5%	8.3%
	Rate per sq. ft	17.66	24.20	19.81	12.50	17.72	16.56	17.59	17.90	28.57	20.69
Houston	sq. ft. 000’s	264	151	351	155	923	48	81	81	64	273
	% of owned area	4.4%	2.5%	5.8%	2.6%	15.2%	0.8%	1.3%	1.3%	1.1%	4.5%
	Rate per sq. ft	20.24	19.42	18.38	18.31	19.07	20.68	20.84	21.89	20.26	20.98
Los Angeles Area	sq. ft. 000’s	111	41	80	21	254	43	43	25	95	206
	% of owned area	4.9%	1.8%	3.6%	0.9%	11.2%	1.9%	1.9%	1.1%	4.2%	9.1%
	Rate per sq. ft	26.49	25.64	27.23	23.16	26.30	20.42	27.45	29.24	27.54	26.22
New York Area	sq. ft. 000’s	314	39	73	563	988	235	98	63	47	443
	% of owned area	4.9%	0.6%	1.1%	8.7%	15.3%	3.6%	1.5%	1.0%	0.7%	6.9%
	Rate per sq. ft	32.20	35.84	34.60	28.73	30.55	31.64	35.33	35.92	39.12	33.86
Washington D.C. Area	sq. ft. 000’s	72	141	157	12	382	48	378	155	84	665
	% of owned area	1.6%	3.2%	3.5%	0.3%	8.6%	1.1%	8.5%	3.5%	1.9%	15.0%
	Rate per sq. ft	30.82	26.65	19.84	37.75	24.99	26.43	20.61	32.72	25.18	24.42

Total Core Markets	sq. ft. 000’s	1,186	630	846	1,093	3,755	645	986	500	541	2,672
	% of owned area	3.8%	2.0%	2.7%	3.5%	11.9%	2.0%	3.1%	1.6%	1.7%	8.5%
	Rate per sq. ft	$23.82	$23.48	$21.66	$24.43	$23.45	$24.60	$22.31	$26.43	$25.80	$24.34

Secondary Markets
Charlotte	sq. ft. 000’s	8	9	0	3	20	34	0	194	32	260
	% of owned area	0.6%	0.7%	0.0%	0.2%	1.5%	2.5%	0.0%	14.2%	2.3%	19.0%
	Rate per sq. ft	26.66	26.18	—	32.14	27.32	23.22	—	25.13	25.81	24.96
Minneapolis	sq. ft. 000’s	0	5	121	14	140	1	0	5	1	7
	% of owned area	0.0%	0.6%	14.9%	1.7%	17.2%	0.1%	0.0%	0.7%	0.2%	0.9%
	Rate per sq. ft	—	17.14	16.38	20.76	16.84	13.29	—	19.15	19.68	18.77
Pittsburgh	sq. ft. 000’s	38	78	11	29	156	18	20	29	35	101
	% of owned area	2.6%	5.3%	0.7%	2.0%	10.6%	1.2%	1.4%	2.0%	2.4%	6.9%
	Rate per sq. ft	18.84	20.29	13.26	19.91	19.39	19.15	18.04	18.69	20.25	19.18
St. Louis	sq. ft. 000’s	6	17	0	54	77	155	21	56	6	238
	% of owned area	0.4%	1.3%	0.0%	3.9%	5.6%	11.2%	1.5%	4.1%	0.5%	17.3%
	Rate per sq. ft	23.82	19.37	—	21.16	20.97	15.58	20.17	23.21	19.75	17.89
Other	sq. ft. 000’s	349	27	25	16	416	51	24	249	74	397
	% of owned area	11.5%	0.9%	0.8%	0.5%	13.7%	1.7%	0.8%	8.2%	2.4%	13.1%
	Rate per sq. ft	16.93	23.59	25.80	17.19	17.90	14.86	20.54	16.18	22.19	17.39

Total Secondary Markets	sq. ft. 000’s	401	136	157	116	809	257	65	534	148	1,003
	% of owned area	5.0%	1.7%	1.9%	1.4%	10.0%	3.2%	0.8%	6.6%	1.8%	12.4%
	Rate per sq. ft	$17.40	$21.12	$17.66	$20.56	$18.53	$16.68	$19.64	$20.35	$22.39	$19.66

Total - Owned Area	sq. ft. 000’s	1,587	766	1,002	1,209	4,564	903	1,050	1,033	689	3,675
	% of owned area	4.0%	1.9%	2.5%	3.1%	11.5%	2.3%	2.7%	2.6%	1.7%	9.3%
	Rate per sq. ft	$22.20	$23.06	$21.04	$24.06	$22.58	$22.34	$22.15	$23.29	$25.07	$23.06

Total Area	sq. ft. 000’s	1,653	797	1,172	1,224	4,847	957	1,079	1,065	719	3,820
	% of total area	3.9%	1.9%	2.8%	2.9%	11.4%	2.3%	2.5%	2.5%	1.7%	9.0%
	Rate per sq. ft	$23.21	$23.59	$21.25	$24.23	$23.05	$22.94	$22.72	$23.92	$25.69	$23.67

(1)	Expiring rental rates represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

Office Portfolio Analysis (Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)
Fourth Quarter 2003

Market Distribution1

	Three Months Ended	Twelve Months Ended
	31-Dec-03	31-Dec-03

Core Markets:
Atlanta	11%	10%
Chicago	8%	7%
Dallas	8%	7%
Houston	13%	13%
Los Angeles Area	7%	7%
New York Area	25%	23%
Washington D.C. Area	14%	14%

	86%	81%

Secondary Markets:
Charlotte	3%	3%
Minneapolis	1%	1%
Pittsburgh	1%	2%
St. Louis	3%	3%
Other	6%	10%

	14%	19%

Total	100%	100%

(1)	Based on property revenues less property expenses.

Top 10 Assets

(As of December 31, 2003)

			% of Net
		% owned area	Rent[1]

Allen Center	Houston, TX	8%	8%
One New York Plaza	New York, NY	6%	7%
Newport Tower	Jersey City, NJ	3%	4%
The Grace Building (50%)	New York, NY	2%	4%
Ernst & Young Plaza	Los Angeles, CA	3%	3%
1411 Broadway (50%)	New York, NY	1%	3%
Galleria Towers	Dallas, TX	4%	3%
110 William Street	New York, NY	2%	3%
Renaissance Tower	Dallas, TX	4%	3%
Continental Center I	Houston, TX	3%	2%

(1)	Based on property revenues excluding termination fees less property expenses.

Fourth Quarter 2003	Office Portfolio Analysis (Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Tenant Mix by Industry

(As of December 31, 2003)

Industry	% of owned area

Banking / Securities Brokers	16%
Legal Services	11%
Misc. Business Services	7%
Computers / Communications	7%
Insurance / Non Bank Financial	7%
Oil and Gas	6%
Wholesalers / Retailers	5%
Government	5%
Engineering and Architectural	5%
Transportation	3%

Number of tenants:	2,300
Average remaining lease term (years):	5.4

Top 20 Tenants

(As of December 31, 2003)

		% of Gross
Tenant	% owned area	Rent[1]

Wachovia / Prudential Financial Advisors	3.6%	4.1%
GSA	2.2%	2.6%
Goldman Sachs	1.5%	2.2%
Bank of America	2.2%	1.9%
Continental Airlines	2.0%	1.7%
Devon Energy	1.5%	1.7%
Ernst & Young	0.9%	1.5%
Fried, Frank, Harris	0.9%	1.4%
Kellogg Brown & Root	1.3%	1.0%
Jones Apparel Group	0.5%	0.9%
Time Warner	0.4%	0.8%
Allstate Insurance	0.6%	0.8%
Bryan Cave LLP	0.5%	0.8%
NYC Economic Development	0.5%	0.7%
Wells Fargo Bank	1.0%	0.7%
Amerada Hess	0.9%	0.7%
Merrill Lynch	0.5%	0.7%
Equiserve	0.6%	0.7%
S1 Corporation	0.5%	0.7%
Coudert Brothers	0.3%	0.6%

(1)	Represents current in-place base rents, including expense reimbursements. Excludes straight-line rent.

Lease Stratification

	Occupied		No. of
Lease Size (sq. ft.)	Area[1]	%	Leases[2]	%

0-2,500	1,306,000	3.5%	1,197	41.7%
2,501-5,000	1,923,000	5.2%	532	18.5%
5,001-10,000	3,157,000	8.5%	449	15.7%
10,001-25,000	6,087,000	16.5%	388	13.6%
25,001-50,000	5,935,000	16.0%	172	6.0%
50,001-100,000	4,302,000	11.6%	63	2.2%
100,001 +	14,277,000	38.6%	68	2.4%

Total	36,987,000	100.0%	2,869	100.0%

(1)	Based on total area.

(2)	Represents number of leases in each lease size category, not number of tenants as some tenants operate under multiple leases.

Property Listing
Fourth Quarter 2003

Property Listing

(As of December 31, 2003)

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]

Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	92.9%
Colony Square	Atlanta, GA	837,000	837,000	79.5%
The Palisades	Atlanta, GA	627,000	627,000	84.5%
Newmarket Business Park	Atlanta, GA	617,000	617,000	88.8%
One Alliance Center	Atlanta, GA	558,000	558,000	96.6%
Lakeside Centre	Atlanta, GA	518,000	518,000	70.3%
Midtown Plaza	Atlanta, GA	504,000	504,000	85.1%

Total - Atlanta	(7 properties)	4,616,000	4,616,000	85.8%
Chicago
Two North LaSalle	Chicago, IL	692,000	692,000	95.5%
10 South Riverside	Chicago, IL	685,000	685,000	91.6%
120 South Riverside	Chicago, IL	685,000	685,000	98.0%
550 West Washington	Chicago, IL	372,000	372,000	95.6%

Total - Chicago	(4 properties)	2,434,000	2,434,000	95.1%
Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	82.3%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	80.2%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	88.5%
Plaza of the Americas	Dallas, TX	1,176,000	1,176,000	70.2%
Park Central I	Dallas, TX	127,000	127,000	72.4%

Total - Dallas	(5 properties)	5,991,000	5,225,000	80.7%
Houston
Allen Center	Houston, TX	3,184,000	3,184,000	85.7%
Cullen Center
Continental Center I	Houston, TX	1,110,000	1,110,000	81.1%
Continental Center II	Houston, TX	449,000	449,000	88.5%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	88.1%
500 Jefferson	Houston, TX	390,000	390,000	65.4%
3700 Bay Area Blvd	Houston, TX	399,000	399,000	100.0%

Total - Houston	(6 properties)	6,580,000	6,056,000	84.9%
Los Angeles Area
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	82.7%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	71.1%
Landmark Square	Long Beach, CA	443,000	443,000	93.3%
Shoreline Square	Long Beach, CA	383,000	383,000	88.8%

Total - Los Angeles Area	(4 properties)	2,452,000	2,262,000	84.8%

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]

New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	99.6%
The Grace Building (50%)	New York, NY	1,518,000	758,000	99.3%
1411 Broadway (50%)	New York, NY	1,151,000	574,000	99.1%
110 William Street	New York, NY	868,000	868,000	97.2%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	81.4%
1460 Broadway (50%)	New York, NY	215,000	107,000	100.0%
Newport Tower	Jersey City, NJ	1,038,000	1,038,000	99.0%

Total - New York Area	(7 properties)	7,913,000	6,462,000	97.3%
Washington, D.C. Area
2000 L Street, N.W.	Washington, D.C.	383,000	383,000	97.8%
Watergate Office Building	Washington, D.C.	261,000	261,000	96.3%
1225 Connecticut, N.W.	Washington, D.C.	217,000	217,000	99.4%
1400 K Street, N.W.	Washington, D.C.	189,000	189,000	73.0%
1250 Connecticut, N.W.	Washington, D.C.	172,000	172,000	100.0%
1250 23rd Street, N.W.	Washington, D.C.	116,000	116,000	100.0%
2401 Pennsylvania	Washington, D.C.	77,000	77,000	93.3%

Washington, D.C.	(7 properties)	1,415,000	1,415,000	94.7%

Bethesda Crescent	Bethesda, MD	269,000	269,000	87.9%
Twinbrook Metro Plaza	Rockville, MD	165,000	165,000	100.0%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	81.1%
Silver Spring Centre	Silver Spring, MD	216,000	216,000	99.0%

Suburban Maryland	(4 properties)	1,338,000	1,338,000	87.7%

Beaumeade Corporate Park	Ashburn, VA	460,000	460,000	100.0%
Two Ballston Plaza	Arlington, VA	223,000	223,000	61.5%
1550 Wilson Boulevard	Arlington, VA	134,000	134,000	98.8%
1560 Wilson Boulevard	Arlington, VA	128,000	128,000	98.3%
Reston Unisys	Reston, VA	238,000	238,000	100.0%
One Reston Crescent	Reston, VA	185,000	185,000	0.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	80.9%

Northern Virginia	(7 properties)	1,683,000	1,683,000	80.1%

Total - Washington, D.C. Area	(18 properties)	4,436,000	4,436,000	87.1%

Fourth Quarter 2003	Property Listing

Property Listing

(As of December 31, 2003)

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]

Charlotte
Bank of America Plaza	Charlotte, NC	891,000	891,000	98.5%
First Citizens Plaza	Charlotte, NC	477,000	477,000	97.7%

Total - Charlotte	(2 properties)	1,368,000	1,368,000	98.2%
Minneapolis
Northstar Center	Minneapolis, MN	813,000	813,000	60.1%
Pittsburgh
Gateway Center	Pittsburgh, PA	1,468,000	1,468,000	79.1%
St. Louis
Metropolitan Square	St. Louis, MO	1,041,000	1,041,000	87.1%
St. Louis Place	St. Louis, MO	337,000	337,000	78.3%

Total - St. Louis	(2 properties)	1,378,000	1,378,000	85.0%
Other
250 West Pratt Street	Baltimore, MD	368,000	368,000	79.2%
Bank of America Plaza	Columbia, SC	303,000	303,000	85.6%
1441 Main Street	Columbia, SC	274,000	274,000	93.4%
1333 Main Street	Columbia, SC	225,000	225,000	81.5%
Borden Building	Columbus, OH	569,000	569,000	69.1%
Capital Center II & III	Sacramento, CA	529,000	529,000	74.3%
Williams Center I & II	Tulsa, OK	770,000	770,000	76.7%

Total - Other	(7 properties)	3,038,000	3,038,000	77.9%

Total - Office Properties	(64 properties)	42,487,000	39,556,000	86.6%

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]

Other Properties
151 Front Street West	Toronto, ON	272,000	272,000	77.6%

Retail/Entertainment
Hollywood & Highland
Retail	Los Angeles, CA	645,000	645,000	84.8%
Hotel (91.5%)	Los Angeles, CA	600,000	546,000	n/a

		1,245,000	1,191,000

Notes:

(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Occupancy as shown is weighted on owned area

Mortgage Debt and Other Loans
Fourth Quarter 2003	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures)

Mortgage and Other Debt	(As of December 31, 2003)

	Weighted average	Weighted average	Outstanding
	term to maturity	interest rates	balance

			($000's)
Collateralized Property Loans
At fixed rates	4.0 yrs	5.99%	$2,548,339
At variable rates (subject to interest rate caps)	0.4 yrs	3.91%	120,000
At variable rates	1.0 yrs	4.20%	137,894

Total	3.7 yrs	5.81%	$2,806,233
Other Loans
At fixed rates	15.4 yrs	4.32%	$60,537
At variable rates	0.5 yrs	4.00%	205

Total	15.3 yrs	4.32%	$60,742

Total	4.0 yrs	5.78%	$2,866,975

Credit Facilities	(As of December 31, 2003)

($ 000’s)

	Available	Drawn	Undrawn

Operating facilities	$217,005	$0	$217,005

Mortgage and Other Debt Maturities	(As of December 31, 2003)

($ 000’s)	2004	2005	2006	2007	2008	Beyond	Total

Properties held for the long term
Office	$416,671	71,061	717,433	92,627	672,158	615,893	$2,585,843
Retail	145,343	70,864	10,700	5,541	577	27,687	260,712

	$562,014	141,925	728,133	98,168	672,735	643,580	$2,846,555
Properties held for disposition
Office	$521	19,899	—	—	—	—	$20,420
Retail	—	—	—	—	—	—	—

	$521	19,899	—	—	—	—	$20,420
Total maturities	$562,535	161,824	728,133	98,168	672,735	643,580	$2,866,975

Weighted average rates:
Office	7.01%	6.53%	4.80%	6.56%	5.91%	6.49%	5.96%

Total	6.23%	5.57%	4.92%	6.34%	5.90%	6.21%	5.78%

(a) Interest Coverage	2.3x
(b) Fixed Charge Coverage	1.8x
(c) Debt to Total Book Capitalization	59%

(a)	Operating income plus loss on and provision for loss on investment and depreciation and amortization; divided by interest expense.

(b)	Same as (a) except denominator includes regular debt amortizations and special dividends.

(c)	Mortgage debt and other loans divided by mortgage debt and other loans plus stockholders’ equity.

Mortgage Debt and Other Loans
Fourth Quarter 2003

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V2	Date	Rate	Balance	Maturity

(As of December 31, 2003)				($000’s)	(Years)
CMBS Transaction
Class A-1 FL	V	15-Apr-06	1.46%	229,819	2.3
Class A-2	F	15-May-11	6.09%	69,306	7.4
Class A-3 FL	V	15-Mar-08	1.55%	236,700	4.2
Class A-3	F	15-Mar-08	6.21%	78,900	4.2
Class A-4	F	15-May-11	6.53%	240,600	7.4
Class B-1 FL	V	15-Apr-06	1.60%	42,901	2.3
Class B-3 FL	V	15-Mar-08	1.70%	43,500	4.2
Class B-3	F	15-Mar-08	6.36%	14,500	4.2
Class B-4	F	15-May-11	6.72%	47,000	7.4
Class C-3	F	15-Mar-08	6.52%	101,400	4.2
Class C-4	F	15-May-11	6.89%	45,600	7.4
Class D-3	F	15-Mar-08	6.94%	106,100	4.2
Class D-4	F	15-May-11	7.28%	40,700	7.4
Class E-3	F	15-Mar-08	7.25%	73,300	4.2
Class E-4	F	15-May-11	7.60%	32,300	7.4

	Pre-swap:		4.65%	1,402,626	4.9
	Post-swap[3,4]:		5.55%	1,402,626	4.9
Renaissance Tower	F	Jan-10	4.98%	92,000	6.0
Galleria Towers I, II and III	F	May-04	6.79%	133,821	0.4
Ernst & Young Plaza	V	Jun-04	3.91%	120,000	0.4
One New York Plaza	F	May-06	7.27%	235,023	2.3
1065 Ave. of the Americas (99%)	F	Dec-04	7.18%	36,791	0.9
Newport Tower	F	Nov-04	7.09%	103,798	0.8
2000 L Street, N.W	F	Aug-07	6.26%	56,100	3.6
Watergate Office Building	F	Feb-07	8.02%	17,704	3.1
1400 K Street, N.W.	F	May-06	7.20%	21,614	2.3
Bethesda Crescent	F	Jan-08	7.10%	32,992	4.0
Bethesda Crescent	F	Jan-08	6.70%	2,734	4.0
Twinbrook Metro Plaza	F	Sep-08	6.65%	16,613	4.7
Two Ballston Plaza	F	Jun-08	6.91%	26,751	4.4
Sunrise Tech Park	F	Jan-06	6.75%	23,172	2.0
Gateway Center	F	Sep-10	8.50%	40,396	6.7
Metropolitan Square	F	Jan-08	7.05%	85,233	4.0
250 West Pratt Street	F	Apr-05	6.77%	28,990	1.3
Bank of America Plaza (Columbia)	F	Mar-05	6.90%	20,317	1.2

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V2	Date	Rate	Balance	Maturity

				($000’s )	(Years)
One Alliance Center	F	Jul-13	4.78%	69,586	9.5
151 Front Street West	V	Jul-05	6.01%	20,420	1.5
Revolving Credit Facility	V	Dec-04	0.00%	—	1.0
Other - Fixed	F		5.84%	19,378	7.0
Other - Variable	V		4.00%	205	0.5

Consolidated Office Mortgage and Other Debt			5.96%	2,606,263	4.0

Hollywood & Highland - Retail[4]	V	May-04	3.99%	140,553	0.4
Hollywood & Highland - Other	F	Nov-06	13.59%	8,398	2.9
Hollywood & Highland - Other	F	Apr-29	0.00%	30,243	25.3
Hollywood & Highland - Hotel (91.5%)	V	Apr-05	4.31%	74,000	1.3
Hollywood & Highland - Hotel (91.5%)	F	Apr-07	3.00%	5,000	3.3
Hollywood & Highland - Hotel (91.5%)	F	Nov-06	13.59%	2,518	2.9

Consolidated Retail Mortgage and Other Debt			4.00%	260,712	3.7

Total Consolidated Debt			5.78%	2,866,975	4.0

Bank One Center (50%)	V	Dec-04	5.43%	65,279	0.9
Marina Towers (50%)	F	Aug-07	7.92%	15,352	3.6
The Grace Building (50%)	F	Mar-05	7.50%	54,146	1.2
The Grace Building (50%)	V	Mar-04	4.62%	10,380	0.2
World Apparel Center (50%)	F	Mar-05	7.50%	49,981	1.2
World Apparel Center (50%)	V	Mar-04	4.62%	9,582	0.2
1460 Broadway (50%)	V	May-05	2.69%	12,475	1.4
Waterview (80%)	V	Sep-04	6.25%	15,516	0.7

Unconsolidated Joint Venture Mortgage Debt			6.36%	232,712	1.2

	Current	Principal	Term to
Total Mortgage and Other Debt:	Rate[3,4]	Balance	Maturity

		($000’s)	(Years)
Office	5.99%	2,838,975	3.8
Retail	4.00%	260,712	3.7

	5.83%	3,099,687	3.8

Including Trizec’s pro rata share of unconsolidated real estate joint ventures

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt. References to “V” represent the underlying loan, some of which have been fixed through hedging instruments.

(3)	$150 million of the 7 year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR plus spread to 6.01% fixed rate.

(4)	Reflects notional allocation of $500 million in interest rate swap contracts fixing LIBOR at 2.61%. Notional allocations noted below:

•	$403 million of the floating rate tranches of the CMBS loan has been notionally swapped from one-month LIBOR plus spread to a fixed rate of 2.67% plus spread.

•	$97 million of Hollywood Retail debt has been notionally swapped from one-month LIBOR plus spread to 2.36% plus spread.

2003 Acquisition/Disposition Summary

Fourth Quarter 2003

Dispositions

				Gross	Property	Sale	Closing
Property	Location	Total Area	Owned Area	Proceeds	Debt	Proceeds	Date

		(sq. ft.)	(sq. ft.)	($ mil.)	($ mil.)	($ mil.)
Paseo Colorado	Pasadena, CA	565,000	410,000	$113.5	(75.2)	$38.3	15-Jan-03
Goddard Corporate Park	Lanham, MD	203,000	203,000	18.3	(14.8)	3.5	25-Feb-03
New Center One[1](67%)	Detroit, MI	496,000	331,000	7.5	(12.4)	(4.9)	25-Feb-03
Rosslyn Gateway	Arlington, VA	253,000	253,000	54.5	(19.3)	35.2	14-Mar-03
Clark Tower	Memphis, TN	650,000	650,000	40.1	—	40.1	6-Aug-03
Esperante	West Palm Beach, FL	248,000	248,000	60.8	(23.3)	37.5	25-Sep-03
Minnesota Center	Minnesota, MN	289,000	289,000	40.7	(22.9)	17.8	15-Oct-03
9800 La Cienega	Los Angeles, CA	358,000	358,000	22.3	—	22.3	19-Nov-03
Park Central II	Dallas, TX	140,000	140,000	7.9	—	7.9	15-Dec-03
Desert Passage	Las Vegas, NV	445,000	445,000	240.5	(178.3)	62.2	22-Dec-03

Total		3,647,000	3,327,000	$606.1	($346.2)	$259.9

(1)	Joint venture sale proceeds and termination fees totaled $17.3 million.

Discontinued Operations2

	Three Months Ended		Twelve Months Ended

($ 000’s)	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02

Property revenues	$11,363	$21,044	$66,472	$91,706
Property expenses	(5,515)	(10,123)	(32,370)	(44,329)

Property revenues less
property expenses	$5,848	$10,921	$34,102	$47,377

(2)	Includes the following properties: Esperante Office Bldg., Plaza West, McKinney Place, Warner Center, Rosslyn Gateway, Goddard Corporate Park, Clark Tower, Minnesota Center 9800 La Cienega, Desert Passage, Park Central II

Appendix A

Fourth Quarter 2003

Straight-Line Adjustment Summary

	Three Months Ended		Twelve Months Ended

	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02

Continuing Operations	$5,416	$6,943	$23,347	$30,792
Discontinued Operations	536	284	380	1,861
Pro Rata Share of Unconsolidated JV’s	718	1,208	3,046	2,768

Total	$6,670	$8,435	$26,773	$35,421

Appendix B

Fourth Quarter 2003

Trizec Properties, Inc.
Financial Information

(See the Financial Information included in Exhibit 99.1 to this Form 8-K.)